UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 14, 2005

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KRISPY KREME DOUGHNUTS, INC.

(Exact name of registrant as specified in its charter)

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North Carolina	001-16485	56-2169715
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

370 Knollwood Street, Winston-Salem, North Carolina 27103

(Address of principal executive offices)

Registrant’s telephone number, including area code: (336) 725-2981

Not Applicable

(Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On October 14, 2005, Krispy Kreme Doughnut Corporation (“KKDC”), a wholly owned subsidiary of Krispy Kreme Doughnuts, Inc. (the “Company”) entered into a Waiver and Amendment No. 1 (the “First Lien Waiver”), dated as of October 14, 2005, to its First Lien Credit Agreement, dated as of April 1, 2005, pursuant to which the required lenders under the First Lien Credit Agreement agreed to amend and waive provisions of the First Lien Credit Agreement that would otherwise have been breached as a result of, or otherwise relate to, (i) the voluntary petition for Chapter 11 bankruptcy filed by Freedom Rings, LLC (“Freedom Rings”), a subsidiary of the Company, and (ii) the related debtor-in-possession financing to be provided to Freedom Rings by KKDC. The First Lien Waiver was entered into by KKDC, the Company, the subsidiary guarantors under the First Lien Credit Agreement and the required lenders under the First Lien Credit Agreement.

On October 14, 2005, KKDC entered into a Waiver and Amendment No. 1 (the “Second Lien Waiver”), dated as of October 14, 2005, to its Second Lien Credit Agreement, dated as of April 1, 2005, pursuant to which the required lenders under the Second Lien Credit Agreement agreed to amend and waive provisions of the Second Lien Credit Agreement that would otherwise have been breached as a result of, or otherwise relate to, (i) the voluntary petition for Chapter 11 bankruptcy filed by Freedom Rings and (ii) the related debtor-in-possession financing to be provided to Freedom Rings by KKDC. The Second Lien Waiver was entered into by KKDC, the Company, the subsidiary guarantors under the Second Lien Credit Agreement and the required lenders under the Second Lien Credit Agreement.

A copy of the First Lien Waiver is attached hereto as Exhibit 10.1 and is incorporated by reference into this Item 1.01.

A copy of the Second Lien Waiver is attached hereto as Exhibit 10.2 and is incorporated by reference into this Item 1.01.

Item 8.01	Other Events.

On October 17, 2005, the Company issued a press release entitled “Freedom Rings, LLC To Be Restructured Via Chapter 11 Proceedings” and a press release entitled “Krispy Kreme Provides Additional Details on Freedom Rings Chapter 11 Filing.”

Copies of the press releases are attached hereto as Exhibits 99.1 and 99.2 and the press releases are incorporated by reference into this Item 8.01.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits. The following exhibits are filed herewith:
Exhibit No.	Description

10.1

Waiver and Amendment No. 1, dated as of October 14, 2005, to the First Lien Credit Agreement, dated as of April 1, 2005, among KKDC, the Company, the Subsidiary Guarantors party thereto, the Lenders party thereto, Credit Suisse (formerly known as Credit Suisse First Boston), as Administrative Agent and Issuing Lender, and Wells Fargo Foothill, Inc., as Collateral Agent, Issuing Lender and Swingline Lender.

10.2

Waiver and Amendment No. 1, dated as of October 14, 2005, to the Second Lien Credit Agreement, dated as of April 1, 2005, among KKDC, the Company, the Subsidiary Guarantors party thereto, the Lenders party thereto, Credit Suisse (formerly known as Credit Suisse First Boston), as Administrative Agent, Paying Agent, Fronting Bank and Collateral Agent.

99.1	Press Release ("Freedom Rings LLC, To Be Restructured Via Chapter 11 Proceedings") dated October 17, 2005.
99.2	Press Release ("Krispy Kreme Provides Additional Details on Freedom Rings Chapter 11 Filing") dated October 17, 2005.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Dated: October 17, 2005

KRISPY KREME DOUGHNUTS, INC. By: /s/ Michael C. Phalen Michael C. Phalen Chief Financial Officer

EXHIBIT 10.1

EXECUTION COPY

WAIVER AND AMENDMENT NO. 1 TO FIRST LIEN CREDIT AGREEMENT dated as of October 14, 2005 (this “Waiver and Amendment Agreement”), among KRISPY KREME DOUGHNUT CORPORATION, a North Carolina corporation (the “Borrower”), the GUARANTORS (as defined in the Credit Agreement referred to below) and the LENDERS (as defined in the Credit Agreement referred to below) signatory hereto.

PRELIMINARY STATEMENTS

WHEREAS, the Borrower is party to a First Lien Credit Agreement dated as of April 1, 2005 (as amended, amended and restated, supplemented or otherwise modified up to the date hereof, the “Credit Agreement” capitalized terms used herein but not defined shall be used herein as defined in the Credit Agreement) among the Borrower, the Parent Guarantor, the Subsidiary Guarantors, the Lenders, Credit Suisse (formerly known as Credit Suisse First Boston), as Administrative Agent and Issuing Lender, and Wells Fargo Foothill, Inc., as Collateral Agent, Issuing Lender and Swingline Lender;

WHEREAS, Freedom Rings, LLC has failed (or is expected to fail) to make payments in respect of Material Indebtedness, and the Borrower has informed the Lenders signatory hereto that the Borrower and Freedom Rings, LLC desire that Freedom Rings, LLC shall commence a voluntary case seeking relief under applicable bankruptcy laws (collectively, the “Freedom Rings Events”);

WHEREAS, the Borrower intends to provide Freedom Rings, LLC with DIP Financing (as defined below) in an aggregate principal amount of up to $2,000,000;

WHEREAS, the Borrower has requested that the Lenders agree, subject to the terms and conditions hereinafter set forth, to amend and waive certain provisions of the Credit Agreement pursuant to Section 10.02(b) of the Credit Agreement as set forth below and consent, subject to the terms and conditions hereinafter set forth, to the use of the Lenders’ “cash collateral” (as defined in title 11 of the United States Code, 11 U.S.C. §101-1330 (as amended, the “Bankruptcy Code”)) owned by Freedom Rings, LLC in Freedom Rings, LLC’s bankruptcy case and the priming of the Lenders’ Liens on assets of Freedom Rings, LLC in favor of the Liens granted in connection with the DIP Financing;

NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the sufficiency and receipt of all of which are hereby acknowledged, the parties hereto hereby agree as follows:

SECTION 1.         Waiver. As of the Amendment Effective Date (as defined below), the undersigned Lenders hereby waive any Default or Event of Default now existing or hereafter arising under clauses (j), (k), (m) and (n) of Article VIII of the Credit Agreement constituted by the occurrence and continuance of the Freedom Rings Events.

SECTION 2.         Amendment. As of the Amendment Effective Date, the Credit Agreement shall be amended as follows:

(a)           Section 7.02 of the Credit Agreement is hereby amended by deleting the word “and” at the end of clause (e) thereof, changing the period at the end of clause (f) thereof to “ and” and adding the following as clause (g):

“(g) Liens on assets of Freedom Rings, LLC in favor of the Borrower securing the debtor-in-possession financing referred to in the last sentence of Section 7.05.”

(b)           Section 7.03 of the Credit Agreement is hereby amended by deleting the word “and” at the end of clause (i) thereof, changing the period at the end of clause (j) thereof to “ and” and adding the following as clause (k):

“(k) all or any portion of the assets of Freedom Rings, LLC may be sold in connection with any proceeding of which Freedom Rings, LLC is the subject seeking relief under applicable bankruptcy laws.”

(c)           Section 7.05 of the Credit Agreement is hereby amended by adding the following sentence at the end thereof:

“Notwithstanding anything to the contrary in this Agreement, the Parent Guarantor and the Borrower will not, nor will they permit any of their Included Subsidiaries to, make any new Investments in Freedom Rings, LLC after October 13, 2005, except that the Borrower may provide to Freedom Rings, LLC secured debtor-in-possession financing not exceeding $2,000,000 in aggregate principal amount if the Borrower’s rights against Freedom Rings, LLC in connection with such debtor-in-possession financing are subject to a Lien in favor of the Collateral Agent created by the Security Agreement which is perfected and subject to no other equal or prior Lien.”

SECTION 3.         Collateral. The Borrower hereby confirms that its rights against Freedom Rings, LLC in connection with the debtor-in-possession financing provided by the Borrower to Freedom Rings, LLC (the “DIP Financing”) shall constitute Collateral (as defined in the Security Agreement) in favor of the Collateral Agent for the benefit of the Secured Creditors (as defined in the Security Agreement) and hereby agrees that it shall deliver promptly to the Shared Lien Collateral Agent any Instrument (as defined in the Security Agreement) evidencing the Indebtedness of Freedom Rings, LLC incurred in the DIP Financing, endorsed and/or accompanied by such instruments of assignment and transfer in such form and substance as the Shared Lien Collateral Agent may reasonably request.

SECTION 4.         Consent to Use of Cash Collateral and Priming of Liens. The undersigned Lenders hereby consent to the use by Freedom Rings, LLC of the Lenders’ “cash collateral” (as defined in the Bankruptcy Code) in connection with Freedom Rings, LLC’s bankruptcy case and the priming of their Liens against the assets of Freedom Rings, LLC solely by the Liens granted in favor of the Borrower under the DIP Financing; provided, however, that such consent is expressly conditioned upon the entry of an order, in form and substance acceptable to the Required Lenders, by the Bankruptcy Court presiding over the bankruptcy case of Freedom Rings, LLC providing, among other things, the Secured Creditors (as defined in the Security Agreement) with (i) adequate protection in the form of valid and perfected replacement Liens against all of the assets of Freedom Rings, LLC junior only to the Liens granted in favor of the Borrower under the DIP Financing and other Liens permitted by the Credit Agreement and (ii) a claim senior to all other claims in accordance with section 507(b) of the Bankruptcy Code other than claims of the Borrower under the DIP Financing.

SECTION 5.         Conditions to Effectiveness. This Waiver and Amendment Agreement shall become effective when, and only when, and as of the date (the “Amendment Effective Date”) on which the Administrative Agent shall have received counterparts of this Waiver and Amendment Agreement executed by the Borrower, each of the Guarantors and the Required Lenders.

SECTION 6.	Reference to and Effect on the Financing Documents.

(a)           On and after the Amendment Effective Date, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to “the Credit Agreement”, “thereunder”, “thereof”, or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement, as modified hereby.

(b)           The Credit Agreement and each of the other Loan Documents, as specifically modified by this Waiver and Amendment Agreement, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed.

(c)           The execution, delivery and effectiveness of this Waiver and Amendment Agreement shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Credit Agreement or the other Loan Documents, nor constitute a waiver of any provision of the Credit Agreement or the other Loan Documents.

SECTION 7.         Affirmation of Guarantors. Each Guarantor hereby consents to the amendments and waivers to the Credit Agreement effected hereby, and hereby confirms and agrees that, notwithstanding the effectiveness of this Waiver and Amendment Agreement, the obligations of such Guarantor contained in Article III of the Credit Agreement or in any other Loan Documents to which it is a party are, and shall remain, in full force and effect and are hereby ratified and confirmed in all respects, except that, on and after the effectiveness of this Waiver and Amendment Agreement, each reference in Article III of the Credit Agreement and in each of the other Loan Documents to “the Credit Agreement”, “thereunder”, “thereof” or words of like import shall mean and be a reference to the Credit Agreement, as modified by this Waiver and Amendment Agreement.

SECTION 8.         GOVERNING LAW. THIS WAIVER AND AMENDMENT AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

SECTION 9.         Execution in Counterparts. This Waiver and Amendment Agreement may be executed by one or more of the parties to this Waiver and Amendment Agreement on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed counterpart of a signature page to this Waiver and Amendment Agreement by telecopier shall be effective as delivery of a manually executed counterpart of this Waiver and Amendment Agreement.

IN WITNESS WHEREOF, the parties hereto have caused this Waiver and Amendment Agreement to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first above written.

KRISPY KREME DOUGHNUT CORPORATION
By: /s/ Michael C. Phalen
Name: Michael C. Phalen
Title: CFO

GUARANTORS:
KRISPY KREME DOUGHNUTS, INC.
KRISPY KREME DISTRIBUTING COMPANY, INCORPORATED
KRISPY KREME MOBILE STORE COMPANY
KRISPY KREME CANADA, INC.
HD CAPITAL CORPORATION
HDN DEVELOPMENT CORPORATION
KRISPY KREME COFFEE COMPANY, LLC
By: KRISPY KREME DOUGHNUT CORPORATION, an authorized Member
GOLDEN GATE DOUGHNUTS, LLC
By: KRISPY KREME DOUGHNUT CORPORATION, an authorized Member
PANHANDLE DOUGHNUTS, LLC
By: KRISPY KREME DOUGHNUT CORPORATION, an authorized Member
FREEDOM RINGS, LLC
By: KRISPY KREME DOUGHNUT CORPORATION, an authorized Member
NORTH TEXAS DOUGHNUTS, L.P.
By: KRISPY KREME DOUGHNUT CORPORATION, its General Partner
By: /s/ Michael C. Phalen
Name: Michael C. Phalen
Title: CFO - KKDC/KKDI
VP and Assistant Secretary
- KKDC
- KK Distributing Co., Inc.
- KK Mobile Store Co.
- KK Canada Inc.
- HD Capital Corp.
- HD Development Corp.

LENDER
CREDIT SUISSE, Cayman Islands Branch (formerly known as CREDIT SUISSE FIRST BOSTON, Cayman Islands Branch)

By: /s/ Paul L. Colón
Name: Paul L. Colón Title: Director
By: /s/ Karim Blasetti
Name: Karim Blasetti Title: Associate
WELLS FARGO FOOTHILL, INC.

By: /s/ Daniel Morihiro
Name: Daniel Morihiro Title: Vice President
SPCP Group III, L.L.C.

By: /s/ Jeffrey A. Gelfand
Name: Jeffrey A. Gelfand Title: Authorized Signatory
SPCP Group, L.L.C.

By: /s/ Jeffrey A. Gelfand
Name: Jeffrey A. Gelfand Title: Authorized Signatory

EXHIBIT 10.2

EXECUTION COPY

WAIVER AND AMENDMENT NO. 1 TO SECOND LIEN CREDIT AGREEMENT dated as of October 14, 2005 (this “Waiver and Amendment Agreement”), among KRISPY KREME DOUGHNUT CORPORATION, a North Carolina corporation (the “Borrower”), the GUARANTORS (as defined in the Credit Agreement referred to below) and the LENDERS (as defined in the Credit Agreement referred to below) signatory hereto.

PRELIMINARY STATEMENTS

WHEREAS, the Borrower is party to a Second Lien Credit Agreement dated as of April 1, 2005 (as amended, amended and restated, supplemented or otherwise modified up to the date hereof, the “Credit Agreement” capitalized terms used herein but not defined shall be used herein as defined in the Credit Agreement) among the Borrower, the Parent Guarantor, the Subsidiary Guarantors, the Lenders, and Credit Suisse (formerly known as Credit Suisse First Boston), as Administrative Agent, Paying Agent, Fronting Bank, and Collateral Agent;

WHEREAS, Freedom Rings, LLC has failed (or is expected to fail) to make payments in respect of Material Indebtedness, and the Borrower has informed the Lenders signatory hereto that the Borrower and Freedom Rings, LLC desire that Freedom Rings, LLC shall commence a voluntary case seeking relief under applicable bankruptcy laws (collectively, the “Freedom Rings Events”);

WHEREAS, the Borrower intends to provide Freedom Rings, LLC with DIP Financing (as defined below) in an aggregate principal amount of up to $2,000,000;

WHEREAS, the Borrower has requested that the Lenders agree, subject to the terms and conditions hereinafter set forth, to amend and waive certain provisions of the Credit Agreement pursuant to Section 10.02(b) of the Credit Agreement as set forth below and consent, subject to the terms and conditions hereinafter set forth, to the use of the Lenders’ “cash collateral” (as defined in title 11 of the United States Code, 11 U.S.C. §101-1330 (as amended, the “Bankruptcy Code”)) owned by Freedom Rings, LLC in Freedom Rings, LLC’s bankruptcy case and the priming of the Lenders’ Liens on assets of Freedom Rings, LLC in favor of the Liens granted in connection with the DIP Financing;

NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the sufficiency and receipt of all of which are hereby acknowledged, the parties hereto hereby agree as follows:

SECTION 1.         Waiver. As of the Amendment Effective Date (as defined below), the undersigned Lenders hereby waive any Default or Event of Default now existing or hereafter arising under clauses (j), (k), (m) and (n) of Article VIII of the Credit Agreement constituted by the occurrence and continuance of the Freedom Rings Events.

SECTION 2.         Amendment. As of the Amendment Effective Date, the Credit Agreement shall be amended as follows:

(a)           Section 7.02 of the Credit Agreement is hereby amended by deleting the word “and” at the end of clause (e) thereof, changing the period at the end of clause (f) thereof to “ and” and adding the following as clause (g):

“(g) Liens on assets of Freedom Rings, LLC in favor of the Borrower securing the debtor-in-possession financing referred to in the last sentence of Section 7.05.”

(b)           Section 7.03 of the Credit Agreement is hereby amended by deleting the word “and” at the end of clause (i) thereof, changing the period at the end of clause (j) thereof to “ and” and adding the following as clause (k):

“(k) all or any portion of the assets of Freedom Rings, LLC may be sold in connection with any proceeding of which Freedom Rings, LLC is the subject seeking relief under applicable bankruptcy laws.”

(c)           Section 7.05 of the Credit Agreement is hereby amended by adding the following sentence at the end thereof:

“Notwithstanding anything to the contrary in this Agreement, the Parent Guarantor and the Borrower will not, nor will they permit any of their Included Subsidiaries to, make any new Investments in Freedom Rings, LLC after October 13, 2005, except that the Borrower may provide to Freedom Rings, LLC secured debtor-in-possession financing not exceeding $2,000,000 in aggregate principal amount if the Borrower’s rights against Freedom Rings, LLC in connection with such debtor-in-possession financing are subject to a Lien in favor of the Collateral Agent created by the Security Agreement which is perfected and subject to no other equal or prior Lien, other than prior Liens securing the obligations of the Obligors with respect to Indebtedness incurred pursuant to Section 7.01(c) to the extent permitted by the Intercreditor Agreement.”

SECTION 3.         Collateral. The Borrower hereby confirms that its rights against Freedom Rings, LLC in connection with the debtor-in-possession financing provided by the Borrower to Freedom Rings, LLC (the “DIP Financing”) shall constitute Collateral (as defined in the Security Agreement) in favor of the Collateral Agent for the benefit of the Secured Creditors (as defined in the Security Agreement) and hereby agrees that it shall deliver promptly to the Shared Lien Collateral Agent any Instrument (as defined in the Security Agreement) evidencing the Indebtedness of Freedom Rings, LLC incurred in the DIP Financing, endorsed and/or accompanied by such instruments of assignment and transfer in such form and substance as the Shared Lien Collateral Agent may reasonably request.

SECTION 4.         Consent to Use of Cash Collateral and Priming of Liens. The undersigned Lenders hereby consent to the use by Freedom Rings, LLC of the Lenders’ “cash collateral” (as defined in the Bankruptcy Code) in connection with Freedom Rings, LLC’s bankruptcy case and the priming of their Liens against the assets of Freedom Rings, LLC solely by the Liens granted in favor of the Borrower under the DIP Financing; provided, however, that such consent is expressly conditioned upon the entry of an order, in form and substance acceptable to the Required Lenders, by the Bankruptcy Court presiding over the bankruptcy case of Freedom Rings, LLC providing, among other things, the Secured Creditors (as defined in the Security Agreement) with (i) adequate protection in the form of valid and perfected replacement Liens against all of the assets of Freedom Rings, LLC junior only to the Liens granted in favor of the Borrower under the DIP Financing and other Liens permitted by the Credit Agreement and (ii) a claim senior to all other claims in accordance with section 507(b) of the Bankruptcy Code other than claims of the Borrower under the DIP Financing.

SECTION 5.         Conditions to Effectiveness. This Waiver and Amendment Agreement shall become effective when, and only when, and as of the date (the “Amendment Effective Date”) on which the Administrative Agent shall have received counterparts of this Waiver and Amendment Agreement executed by the Borrower, each of the Guarantors and the Required Lenders.

SECTION 6.	Reference to and Effect on the Financing Documents.

(a)           On and after the Amendment Effective Date, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to “the Credit Agreement”, “thereunder”,

“thereof”, or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement, as modified hereby.

(b)           The Credit Agreement and each of the other Loan Documents, as specifically modified by this Waiver and Amendment Agreement, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed.

(c)           The execution, delivery and effectiveness of this Waiver and Amendment Agreement shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Credit Agreement or the other Loan Documents, nor constitute a waiver of any provision of the Credit Agreement or the other Loan Documents.

SECTION 7.         Affirmation of Guarantors. Each Guarantor hereby consents to the amendments and waivers to the Credit Agreement effected hereby, and hereby confirms and agrees that, notwithstanding the effectiveness of this Waiver and Amendment Agreement, the obligations of such Guarantor contained in Article III of the Credit Agreement or in any other Loan Documents to which it is a party are, and shall remain, in full force and effect and are hereby ratified and confirmed in all respects, except that, on and after the effectiveness of this Waiver and Amendment Agreement, each reference in Article III of the Credit Agreement and in each of the other Loan Documents to “the Credit Agreement”, “thereunder”, “thereof” or words of like import shall mean and be a reference to the Credit Agreement, as modified by this Waiver and Amendment Agreement.

SECTION 8.         GOVERNING LAW. THIS WAIVER AND AMENDMENT AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

SECTION 9.         Execution in Counterparts. This Waiver and Amendment Agreement may be executed by one or more of the parties to this Waiver and Amendment Agreement on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed counterpart of a signature page to this Waiver and Amendment Agreement by telecopier shall be effective as delivery of a manually executed counterpart of this Waiver and Amendment Agreement.

IN WITNESS WHEREOF, the parties hereto have caused this Waiver and Amendment Agreement to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first above written.

KRISPY KREME DOUGHNUT CORPORATION
By: /s/ Michael C. Phalen
Name: Michael C. Phalen
Title: CFO

GUARANTORS:
KRISPY KREME DOUGHNUTS, INC.
KRISPY KREME DISTRIBUTING COMPANY, INCORPORATED
KRISPY KREME MOBILE STORE COMPANY
KRISPY KREME CANADA, INC.
HD CAPITAL CORPORATION
HDN DEVELOPMENT CORPORATION
KRISPY KREME COFFEE COMPANY, LLC
By: KRISPY KREME DOUGHNUT CORPORATION, an authorized Member
GOLDEN GATE DOUGHNUTS, LLC
By: KRISPY KREME DOUGHNUT CORPORATION, an authorized Member
PANHANDLE DOUGHNUTS, LLC
By: KRISPY KREME DOUGHNUT CORPORATION, an authorized Member
FREEDOM RINGS, LLC
By: KRISPY KREME DOUGHNUT CORPORATION, an authorized Member
NORTH TEXAS DOUGHNUTS, L.P.
By: KRISPY KREME DOUGHNUT CORPORATION, its General Partner
By: /s/ Michael C. Phalen
Name: Michael C. Phalen
Title: CFO - KKDC/KKDI
VP and Assistant Secretary
- KKDC
- KK Distributing Co., Inc.
- KK Mobile Store Co.
- KK Canada, Inc.
- HD Capital Corp.
- HD Development Corp.

LENDER
CREDIT SUISSE, Cayman Islands Branch (formerly known as CREDIT SUISSE FIRST BOSTON, Cayman Islands Branch)

By: /s/ Paul L. Colón
Name: Paul L. Colón Title: Director
By: /s/ Karim Blasetti
Name: Karim Blasetti Title: Associate
FIELD POINT I, LTD.

By: /s/ Jeffrey A. Gelfand
Name: Jeffrey A. Gelfand Title: Authorized Signatory
FIELD POINT II, LTD.

By: /s/ Jeffrey A. Gelfand
Name: Jeffrey A. Gelfand Title: Authorized Signatory
BROAD POINT I, LLC

By: /s/ Jeffrey A. Gelfand
Name: Jeffrey A. Gelfand Title: Authorized Signatory

SPF CDO I, LLC

By: /s/ Jeffrey A. Gelfand
Name: Jeffrey A. Gelfand Title: Authorized Signatory

Grand Central Asset Trust, SIL Series

By: /s/ Beata Konopko
Name: Beata Konopko Title: As Attorney in fact
TRS Thebe LLC

By: /s/ Deirdre Whorton
Name: Deirdre Whorton Title: Assistant Vice President

EXHIBIT 99.1

Freedom Rings, LLC To Be Restructured Via Chapter 11 Proceedings

WINSTON-SALEM, N.C., Oct. 17, 2005 -- Krispy Kreme Doughnuts, Inc. (NYSE: KKD) announced today that Freedom Rings, LLC, its majority-owned subsidiary and franchisee partner in the Philadelphia region, has filed a voluntary petition for Chapter 11 bankruptcy with the Delaware Bankruptcy Court. In connection with this petition, Krispy Kreme Doughnut Corporation has agreed to provide funding to Freedom Rings during the restructuring process.

"This is a difficult but necessary process for Freedom Rings and we believe it is in the best interest of the Krispy Kreme brand in the Philadelphia region in the long term," said Steve Cooper, Chief Executive Officer for Krispy Kreme Doughnuts, Inc. "We believe that this process allows us to continue to serve our customers in the Philadelphia region while simultaneously restructuring our local operations."

Founded in 1937 in Winston-Salem, North Carolina, Krispy Kreme is a leading branded specialty retailer of premium quality doughnuts, including the Company's signature Hot Original Glazed. Krispy Kreme currently operates approximately 360 stores and 50 satellites in 45 U.S. states, Australia, Canada, Mexico, the Republic of South Korea and the United Kingdom. Krispy Kreme can be found on the World Wide Web at http://www.krispykreme.com.

Information contained in this press release, other than historical information, should be considered forward-looking. Forward-looking statements are subject to various risks, uncertainties and assumptions. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those anticipated, estimated or expected. Among the key factors that may have a direct bearing on Krispy Kreme's operating results, performance or financial condition are the outcome of the pending formal investigation by the United States Securities and Exchange Commission and the investigation by the United States Attorney's Office for the Southern District of New York, the pending shareholder class action, the pending shareholder derivative actions, the pending ERISA class action, further actions by the Special Committee, our auditors' ongoing review of our financial statements, actions taken by lenders to the Company and its joint ventures and actions taken by our franchisees, dependence on the ability of our franchisees to execute on their business plans, supply issues, changes in consumer preferences and perceptions, the failure of new products or cost saving initiatives to contribute to financial results in the timeframe or amount currently estimated and numerous other factors discussed in Krispy Kreme's periodic reports and proxy statements filed with the Securities and Exchange Commission.

Media Contact:
Laura Smith
Joele Frank, Wilkinson Brimmer Katcher
(212) 355-4449 ext. 154

EXHIBIT 99.2

Krispy Kreme Provides Additional Details on Freedom Rings Chapter 11 Filing

WINSTON-SALEM, N.C., Oct. 17, 2005 -- Earlier today, Krispy Kreme Doughnuts, Inc. (NYSE: KKD) announced that Freedom Rings, LLC, its Philadelphia franchisee, had filed a voluntary petition for Chapter 11 bankruptcy. Freedom Rings operates six out of the approximately 360 Krispy Kreme stores and 50 satellites located worldwide. Prior to the filing, Krispy Kreme, which previously owned 70% of Freedom Rings, acquired the 30% minority interest for a nominal consideration.

Freedom Rings owes Krispy Kreme approximately $24.1 million which, excluding lease obligations, constitutes substantially all of its indebtedness. To date, for financial reporting purposes, amounts owed by Freedom Rings to Krispy Kreme have been eliminated in consolidation. As a result of the bankruptcy filing, Krispy Kreme expects to deconsolidate Freedom Rings. As part of its previously announced review of the financial difficulties of certain of its franchisees, Krispy Kreme will determine the amount of impairment charge necessary in connection with Freedom Rings.

Founded in 1937 in Winston-Salem, North Carolina, Krispy Kreme is a leading branded specialty retailer of premium quality doughnuts, including the Company's signature Hot Original Glazed. Krispy Kreme currently operates approximately 360 stores and 50 satellites in 45 U.S. states, Australia, Canada, Mexico, the Republic of South Korea and the United Kingdom. Krispy Kreme can be found on the World Wide Web at http://www.krispykreme.com.

Information contained in this press release, other than historical information, should be considered forward-looking. Forward-looking statements are subject to various risks, uncertainties and assumptions. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those anticipated, estimated or expected. Among the key factors that may have a direct bearing on Krispy Kreme's operating results, performance or financial condition are the outcome of the pending formal investigation by the United States Securities and Exchange Commission and the investigation by the United States Attorney's Office for the Southern District of New York, the pending shareholder class action, the pending shareholder derivative actions, the pending ERISA class action, further actions by the Special Committee, our auditors' ongoing review of our financial statements, actions taken by lenders to the Company and its joint ventures and actions taken by our franchisees, dependence on the ability of our franchisees to execute on their business plans, supply issues, changes in consumer preferences and perceptions, the failure of new products or cost saving initiatives to contribute to financial results in the timeframe or amount currently estimated and numerous other factors discussed in Krispy Kreme's periodic reports and proxy statements filed with the Securities and Exchange Commission.

Media Contact:
Laura Smith
Joele Frank, Wilkinson Brimmer Katcher
(212) 355-4449 ext. 154